UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    October 21, 2010

Culp, Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-12781	56-1001967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1823 Eastchester Drive High Point, North Carolina 27265
(Address of Principal Executive Offices) (Zip Code)
(336) 889-5161
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.          Regulation FD Disclosure.

On October 21, 2010, Culp, Inc. (the “Company”) issued a news release regarding revised expectations about its financial results for the second quarter of the Company’s fiscal 2011.  A copy of the news release is attached hereto as Exhibit 99.1.

Item 9.01.          Financial Statements and Exhibits.

(d)        Exhibits

Exhibit 99.1 – News Release dated October 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 21, 2010

Culp, Inc.

		By:	/s/ Kenneth R. Bowling
Kenneth R. Bowling
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	News Release dated October 21, 2010